UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 29, 2019

MOUNT TAM BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-192060	45-3797537
(Commission File Number)	(I.R.S. Employer Identification No.)

106 Main Street #4E

Burlington, VT 05401

(Address of principal executive offices)

(425) 214-4079

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	MNTM	OTCPINK

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry into a Material Definitive Agreement.

Amendments to Existing Loan Agreements and Notes

On August 29, 2019, Mount Tam Biotechnologies, Inc., a Nevada corporation (the “Company”) entered into an amendment (the “First Note Amendment”) to that certain Line of Credit Agreement and related Promissory Note with Fromar Investments, LP, a Delaware limited partnership (“Fromar”), dated May 10, 2019 (collectively, the “Fromar Note”), whereby the maturity date of the Fromar Note was extended to October 31, 2019. All other provisions of the Fromar Note, as disclosed on the Company’s Current Report on Form 8-K filed with the Commission on May 16, 2019, remain in full force and effect.

Also on August 29, 2019, the Company entered into an amendment (the “Second Note Amendment”) to that certain Line of Credit Agreement and related Promissory Note with Climate Change Investigation, Innovation and Investment Company, LLC, a California limited liability company (“CC3I”), dated May 10, 2019 (collectively, the “CC3I Note”), whereby the maturity date of the CC3I Note was extended to October 31, 2019. All other provisions of the CC3I Note, as disclosed on the Company’s Current Report on Form 8-K filed with the Commission on May 16, 2019, remain in full force and effect.

The Company will use the time period afforded to it by virtue of the First Note Amendment and the Second Note Amendment to explore strategic options.  Each of Fromar and CC3I has represented to the Company that if it is not fully satisfied with the Company’s progress made as of October 31, 2019, each intends to exercise its respective rights under the Fromar Note and the CC3I Note, respectively, including the foreclosure of the security interests granted to each of them in connection with the Fromar Note and the CC3I Note, respectively, as described on the Company’s Current Report on Form 8-K filed with the Commission on May 16, 2019.

The foregoing descriptions of the First Note Amendment and the Second Note Amendment do not purport to be complete and are qualified in their entirety by the terms and conditions of the agreements themselves. Copies of the First Note Amendment and the Second Note Amendment are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and each is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	First Note Amendment
10.2	Second Note Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOUNT TAM BIOTECHNOLOGIES, INC.

Date:	August 30, 2019
By:	/s/ Richard Marshak
Name:	Richard Marshak
Title:	Chief Executive Officer

4814-2378-5122